                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of SF Holdings Group, Inc.'s registration statement on Form S-4.




                                                   ARTHUR ANDERSEN LLP


Baltimore, Maryland
April 30, 1998